UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-10201

The Appleton Funds
   (Exact name of Registrant as specified in charter)

One Post Office Square, 6th Floor
 Boston, Massachusetts 02109
(Address of principal executive offices) (Zip code)

Daniel T. Buckley
One Post Office Square, 6th Floor
 Boston, Massachusetts 02109
          (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 338-0700

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

APPLETON EQUITY GROWTH FUND Semi-Annual Report June 30, 2014 Investment Adviser Appleton Partners, Inc. One Post Office Square, Sixth Floor Boston, MA 02109

Table of Contents

Letter to Shareholders	1
Expense Example	4
Tabular Presentation of Schedule of Investments	4
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to the Financial Statements	11
Additional Information	15
Trustees and Officers Information	16
Privacy Policy Disclosure	17

Dear Shareholder,

Following a strong 2013, the market continued to rise throughout the first half of the year as stocks extended their rally to fresh highs. After dropping in January, the S&P 500 Index (the “Index”) finished each of the subsequent five months of the first-half of the year with positive returns. The Index was up 5.23% for the second quarter and up 7.14% for the year through June 30. The Appleton Equity Growth Fund finished the six months ended June 30, 2014 with a total net return of 1.25%.

The relative underperformance against the Index is almost entirely driven by stock selection, particularly in the Technology, Consumer Staples, and Healthcare sectors. Specifically, the single largest detractor from performance was GNC Holdings. After reporting a weather- driven earnings disappointment in February, we decided to give the stock another quarter to rebound. The subsequent earnings release also missed expectations, and we exited the stock shortly thereafter. March and April each proved difficult for many active growth managers, as numerous high-growth stocks sold off in favor of their value counterparts. Further, many stocks that outperformed the market over the past year subsequently saw profit taking as investors rotated out of those “momentum” names. 3D Systems, which was up over 160% in 2013 and among the top three positive contributors to the Fund’s performance, was a poster child for this momentum sell-off. Amid valuation concerns, 3D Systems dropped to start the year, and we exited the position in March as the sell-off accelerated. Apple, the Fund’s largest holding and a top three contributor, performed well during the first half returning nearly 18%. An increased dividend and share repurchase program, coupled with a renewed excitement regarding potential product launches in the second half of the year, has driven the stock’s performance. Sector allocations had a minimal impact on overall performance. The Fund remains overweight in the Industrials, Materials, and Consumer Discretionary sectors to take advantage of the strength of cyclical industries as the economy gradually improves. Below, we offer our view on the first half and what lies ahead.

Many of the factors that have contributed to the rally in stocks during the first half of 2014 have been in place for over a year now. Central banks around the world remain accommodative, macroeconomic data has moderately improved, merger and acquisition activity is at its highest level since 2007, earnings have been better than feared, and companies continue to return cash to shareholders through buybacks and dividend increases. For example, stock buybacks and cash dividends reached $241 billion during the first three months of the year, exceeding the previous record of $233 billion set in the fourth quarter of 2007 according to S&P Dow Jones Indices. The advances in stocks have come on below- average trading volume and little volatility, exemplified by the Chicago Board Options Exchange Market Volatility Index (the “VIX”) finishing the quarter near a 7-year low. As interest rates remained subdued, investors’ appetites for dividend stocks persisted throughout the first half of 2014. Utilities continued to perform well, closing the first half of the year up nearly 19%. However, the strongest performer in the second quarter was the Energy sector, bringing the year-to-date return up over 13%. Interestingly, these two sectors were the bottom two performers of 2013.

The economy shows signs of snapping back following an apparent weather-induced weak first quarter. With inflation appearing to have bottomed out, and coupled with an improving labor market, the Federal Reserve may raise interest rates sooner than anticipated in response to these developments. While the headline data is undeniable, we are not quite ready to sound the “all-clear” quite yet. Though the unemployment rate has dropped, the labor participation rate has remained stubbornly unchanged with most of the pickup in jobs stemming from part-time positions. Troubling still, wage growth remains lackluster and continues to dampen a healthy level of inflation. Though certain measures of inflation have picked up in recent months, they still remain shy of the Federal Reserve’s stated target. Below target inflation levels and the recent decision to lower their 2014 GDP forecasts from 2.8%-3.0% down to 2.1%-2.3% suggest that, while the economy is gradually moving in the right direction, the Federal Reserve will most likely stick to their script and keep rates “low for long.”

Geopolitical tensions continued to grab headlines throughout the second quarter and could make investors nervous heading into the second half of the year. We continue to monitor “hot spots” in Ukraine, Iraq, Syria, and most recently in Israel and Gaza. The price of oil moved up throughout May and June as threats to supply worried the market; however, prices tailed off after reaching a high of $107 per barrel. It will be worth watching whether tensions in Ukraine and the Middle East shake investor confidence or raise the risk premium on oil, in essence imposing an added tax on the domestic economy.

Looking ahead to the second half of 2014, we continue to anticipate modest improvement in the U.S. economy. This should lead the Federal Reserve to prudently ratchet up short-term interest rates in the future, assuming the inflationary environment remains stable. A continued commitment by the Federal Reserve to keep short-term interest rates low into 2015 or beyond, combined with the prospects for modest profit growth, could set the table for additional stock market gains, albeit at a reduced pace compared to last year. We believe that the market narrative should continue to support stocks advancing gradually, and we would anticipate a pick-up in volatility as investors balance expectations for accelerated earnings growth with concerns over a continued expansion of stock valuations. This all, of course, assumes that no “tail risks” arise from one of the hot spots (or other unforeseen risks) noted above.

Enjoy the remainder of your summer!

Sincerely,
Daniel Buckley, CFA
President

Opinions expressed as those of the fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments found in this report.

Performance data quoted represents past performance; past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

S&P Dow Jones Indices LLC, a joint venture between McGraw Hill Financial, the CME Group, and News Corporation, is the world’s largest, global resource for index-based concepts, data and research.

The Chicago Board Options Exchange Market Volatility Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Distributed by Quasar Distributors, LLC.
August 2014

EXPENSE EXAMPLE
June 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 through June 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During the Six Months Ended
	June 30, 2014	January 1, 2014	June 30, 2014	June 30, 2014*
Actual	1.50%	$1,000.00	$1,012.50	$7.48
Hypothetical (5% annual return	1.50%	1,000.00	1,017.36	7.50

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
As of June 30, 2014 (Unaudited)

Sector	% of Net Assets
Information Technology	20.7%
Financials	14.1%
Industrials	13.7%
Consumer Discretionary	13.6%
Health Care	13.3%
Energy	9.6%
Consumer Staples	6.3%
Materials	6.0%
Money Market Fund	1.8%
Telecommunication Services	1.0%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares		Market Value

	Common Stocks — 98.3%
	Consumer Discretionary — 13.6%
4,000	Delphi Automotive PLC	$274,960
7,500	Dunkin’ Brands Group, Inc.	343,575
5,000	Home Depot, Inc.	404,800
400	Priceline.com, Inc. *	481,200
3,400	Starbucks Corp.	263,092
4,700	The Walt Disney Co.	402,978
6,250	Volkswagen AG — ADR	324,063
		2,494,668
	Consumer Staples — 6.3%
3,000	Church & Dwight Co., Inc.	209,850
2,875	Costco Wholesale Corp.	331,085
7,650	Mondelez International, Inc.	287,717
3,700	PepsiCo, Inc.	330,558
		1,159,210
	Energy — 9.6%
6,400	Cabot Oil & Gas Corp.	218,496
2,000	Continental Resources, Inc. *	316,080
1,500	Core Laboratories N.V.	250,590
6,700	Halliburton Co.	475,767
4,250	Schlumberger Ltd.	501,287
		1,762,220
	Financials — 14.1%
4,100	American Tower Corp.	368,918
23,000	Bank Of America Corp.	353,510
6,250	Citigroup, Inc.	294,375
2,400	Goldman Sachs Group, Inc.	401,856
6,100	JPMorgan Chase & Co.	351,482
4,000	T. Rowe Price Group, Inc.	337,640
9,000	Wells Fargo & Co.	473,040
		2,580,821
	Health Care — 13.3%
7,300	Abbott Laboratories	298,570
6,700	AbbVie, Inc.	378,148
2,900	Amgen, Inc.	343,273
6,500	Cerner Corp. *	335,270
5,300	Express Scripts Holding Co. *	367,449
2,400	Perrigo Co.	349,824
3,000	Valeant Pharmaceuticals International, Inc. *	378,360
		2,450,894

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS, continued
June 30, 2014 (Unaudited)

Shares		Market Value
	Industrials — 13.7%
5,750	Chicago Bridge & Iron Company N.V.	$392,150
4,250	Generac Holdings, Inc. *	207,145
1,300	Precision Castparts Corp.	328,120
2,850	Roper Industries, Inc.	416,128
4,000	Union Pacific Corp.	399,000
1,350	W.W. Grainger, Inc.	343,264
5,250	Wabtec Corp.	433,598
		2,519,405
	Information Technology — 20.7%
6,000	Akamai Technologies, Inc. *	366,360
8,015	Apple, Inc.	744,834
6,500	eBay, Inc. *	325,390
6,750	Facebook, Inc. *	454,207
400	Google, Inc. Class A *	233,868
400	Google, Inc. Class C *	230,112
5,000	IAC/InterActiveCorp	346,150
4,250	QUALCOMM, Inc.	336,600
6,000	Verisign, Inc. *	292,860
2,200	Visa, Inc.	463,562
		3,793,943
	Materials — 6.0%
3,000	Ecolab, Inc.	334,020
1,400	Praxair, Inc.	185,976
5,250	The Dow Chemical Company	270,165
5,500	U.S. Silica Holdings, Inc.	304,920
		1,095,081
	Telecommunication Services — 1.0%
5,300	Vodafone Group PLC — ADR	176,967
	Total Common Stocks (Cost $12,378,460)	$18,033,209

	Short-Term Investment — 1.8%
	Money Market Fund — 1.8%
330,328	Fidelity Money Market Portfolio Select Class, 0.01% (a)	$330,328

	Total Short-Term Investment (Cost $330,328)	$330,328

	Total Investments — 100.1% (Cost $12,708,788)	$18,363,537
	Liabilities in excess of other assets — (0.1)%	-9,577
	Total Net Assets — 100.0%	$18,353,960

Percentages are stated as a percent of net assets.
* Non-income producing.
(a) Represents annualized seven-day yield at June 30, 2014.
ADR American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLP (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

Assets:
Investments, at market value (cost $12,708,788)	$18,363,537
Cash	342
Receivable for Fund shares sold	5,646
Dividends, reclaims and interest receivable	16,363
Prepaid expenses	14,880
Total Assets	18,400,768

Liabilities:
Due to Adviser	5,157
Payable to other affiliates	18,655
Professional fees	15,845
Accrued expenses and other liabilities	7,151
Total Liabilities	46,808
Total Net Assets	$18,353,960

Net Assets Consist of:
Capital Stock	$11,929,147
Accumulated net investment loss	(27061)
Undistributed net realized gain	797,125
Net unrealized appreciation on investments	5,654,749
Total Net Assets	$18,353,960

Shares outstanding (unlimited number of shares authorized, no par value)	1,595,054

Net asset value, offering price and redemption price per share	$11.51

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For The Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income (net of foreign taxes withheld of $1,373)	$105,469
Interest income	21
Total Investment Income	105,490

Expenses:
Investment advisory fees	88,368
Transfer agent fees	23,334
Distribution expenses	22,092
Accounting services fees	16,317
Professional fees	15,945
Administration fees	15,944
Trustees’ fees and expenses	15,176
Reports to shareholders	7,886
Other expenses	6,264
Custodian fees	3,002
Insurance expense	2,846
Registration fees	1,351
Total Expenses	218,525
Fees waived and expenses reimbursed by Adviser	(85974)
Net Expenses	132,551

Net Investment Loss	(27061)

Realized and Unrealized Gain on investments
Net realized gain on investment transactions	797,130
Change in unrealized appreciation on investments	(538450)
Net realized and unrealized gain on investments	258,680

Net Increase in Net Assets from Operations	$231,619

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Operations:	For The Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Net investment loss	$(27,061)	$(21,939)
Net realized gain on investment transactions	797,130	1,348,507
Change in unrealized appreciation on investments	(538,450)	2,570,025
Net increase in net assets from operations	231,619	3,896,593

Distributions to Shareholders:
Net realized gain	(225,711)	-
Total distributions to shareholders	(225,711)

Capital Share Transactions:	1,155,672	1,321,672
Proceeds from shares sold	57,614	-
Shares issued in reinvestment of dividends	(410,751)	(1,080,829)
Payments for shares redeemed	802,535	240,843
Net increase in net assets from capital share transactions

Increase in Net Assets	808,443	4,137,436
Net Assets:
Beginning of year/period	17,545,517	13,408,081
End of year/period	$18,353,960	$17,545,517

Capital Share Transactions (in shares):	For The Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Shares sold	101,499	131,830
Shares issued in reinvestment of dividends	5,076	-
Shares redeemed	(36,054)	(104,394)
Net increase in shares outstanding	70,521	27,436
Shares outstanding:
Beginning of year/period	1,524,533	1,497,097
End of year/period	1,595,054	1,524,533

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data:	For The Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year/period	$11.51	$8.96	$7.81	$8.16	$6.82	$5.52
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	0.01	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.16	2.56	1.15	(0.32)	1.36	1.31
Total from investment operations	0.14	2.55	1.16	(0.35)	1.34	1.30

Less distributions:
Dividends from investment income	-	-	(0.01)	-	-	-
Dividends from capital gain	(0.14)	-	-	-	-	-
Total distributions	(0.14)	-	(0.01)	-	-	-
Net asset value, end of year/period	$11.51	$11.51	$8.96	$7.81	$8.16	$6.82
Total return	1.25%	28.46%	14.90%	(4.29%)	19.65%	23.55%

Supplemental Data and Ratios:
Net assets, end of year Ratio of net expenses to	$18,353,960	$17,545,517	$13,408,081	$12,305,007	$12,834,022	$10,287,384
average net assets
Ratio of net investment	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
income (loss) to average net
assets	(0.31%)	(0.14%)	0.14%	(0.35%)	(0.30%)	(0.25%)
Portfolio turnover rate	14%	34%	17%	31%	38%	62%

 The Adviser voluntarily waived distribution expenses equal to 0.25% of average net assets. This ratio is presented after the effect of the waiver.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014

1.  Organization

The Appleton Funds (the “Trust”) was organized as an Ohio business trust on October 31, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, no- load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the “Fund”). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Securities valuation – The net asset value of the Fund (“NAV”) is determined daily, Monday through Friday, as of the close regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The Fund’s portfolio securities are valued as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments are valued at amortized cost, which approximates market value.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund will typically invest in Level 1 securities. The Fund’s Board of Trustees has adopted a Fair Valuation policy should there be an exception to this strategy and in that event, has delegated authority to the members of the Valuation Committee (“FVC”) to make fair value determinations. In the event it would be necessary to do so, the FVC would make fair value determinations and provide recommendations to the Board of Trustees. The FVC includes Grady Hedgespeth, Douglas Chamberlain, and Daniel Buckley.

In the event that fair value determinations would be necessary, the FVC would follow fair valuation guidelines that contain standing recommendations approved by the Board of Trustees. Fair valuation determinations made under standing recommendations would be reported on a regular basis to the Board of Trustees. Pricing decisions, processes, and controls over fair value determinations would then be subject to internal and external reviews, by individuals connected with the management of the Fund.

Fair valuation determinations that require greater levels of judgment would be referred to the FVC. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securiies; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The FVC may consider various inputs in order to make a good faith determination of a security’s fair value. These inputs might include, but are not limited to, use of related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach, in which the anticipated future cash flows of the investment are discounted to calculate fair value, may also be used. In the event that the situation was to warrant it, discounts might also be applied due to the nature or duration of any restrictions on the disposition of the investments.

In the event it was necessary, the FVC would monitor the results of fair valuation determinations and regularly report the results to the Fund’s Board of Trustees. A description of the update process to fair valuation guidelines that may occur periodically based upon back-testing results or industry best practices would be determined at that time.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Total Investments*	$18,033,209	$330,328	$-	$18,363,537

* Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of a Money Market Mutual Fund. Please refer to the SOI for industry classification of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2014. There were no Level 3 securities held during the period.

b) Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

c) Investment income and distributions to shareholders – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Differences between book and tax distributions are considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

d) Security transactions – Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

e) Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f) Federal income tax – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for income taxes has been made.

During the six months ended June 30, 2014, the Fund paid a $225,711 long-term capital gain distribution. For the year ended December 31, 2013, the Fund did not make any distributions of income or capital gains.

As of December 31, 2013, the components of distributable earnings of the Fund on a tax basis were as follows:

Tax cost of portfolio investments	$11,368,681
Gross unrealized appreciation of investments	6,352,099
Gross unrealized depreciation of investments	(158,900)
Net unrealized appreciation of investments	6,193,199
Undistributed long-term capital gain	225,706
Total accumulated earnings	6,418,905

The cost basis of investments for Federal income tax purposes as of June 30, 2014 was as follows:

Tax cost of portfolio investments	$12,708,788
Gross unrealized appreciation of investments	5,744,018
Gross unrealized depreciation of investments	(89,269)
Net unrealized appreciation of investments	5,654,749

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2011 – December 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

3.  Investment Transactions

For the six months ended June 30, 2014, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,973,270 and $2,351,579, respectively.

4.  Agreements with Affiliates

The following is a summary of certain agreements entered into by the Trust on behalf of the Fund.

a) Investment Advisory Agreement

The Fund’s investment adviser is Appleton Partners, Inc. (the “Adviser”) pursuant to an Investment Advisory Agreement with the Adviser. Under the terms of this agreement, the Adviser manages the Fund’s investments and for these services is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. Effective March 21, 2014, the Adviser retained the right to recoup any fees waived or expenses reimbursed pursuant to the Operating Expenses Limitation Agreement in the prior three fiscal years subject to the limitation on the Fund’s expenses in effect at the time such recoupment is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. The Adviser has agreed to maintain these expense limitations with regard to the Fund through at least April 30, 2015. For the period of March 21, 2014 to June 30, 2014, the Adviser waived $46,796 which is subject to recoupment expiring on December 31, 2017. For the six months ended June 30, 2014, the Adviser waived $85,974 in aggregate. Certain Trustees and Officers of the Trust are also Officers of the Adviser.

b) Distribution Plan

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2014, the Fund accrued and the Adviser subsequently reimbursed $22,092 of distribution expenses under the Plan.

c) Underwriting Agreement

The Trust entered into an Underwriting Agreement on behalf of the Fund with Quasar Distributors, LLC, a subsidiary of U.S. Bancorp (the “Distributor”). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives a monthly fee for its services.

d) Administration, Accounting, Custody and Transfer Agency Agreement

U.S Bancorp Fund Services, LLC (“USBFS”), a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, fund accountant, dividend paying agent and shareholder servicing agent for the Fund. Certain Officers of the Trust are also Officers of USBFS. U.S. Bank, N.A. serves as custodian for the Fund. Both USBFS and U.S. Bank, N.A. receive a monthly fee based on the Fund’s average daily net assets, subject to a monthly minimum fee.

5.  Commitments and Contingencies

The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.  Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

ADDITIONAL INFORMATION
June 30, 2014 (Unaudited)

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies are voted during the twelve month period ended December 31 are available without charge, upon request, by calling 617-338-0700. They are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of the portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Securities and Exchange Commission’s website; (ii) may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRUSTEES AND OFFICERS INFORMATION

The names, ages, addresses, present position(s) with the Fund, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s Trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. The address of each Trustee and officer is c/o Appleton Partners, Inc., One Post Office Square, Floor Six, Boston, MA 02109, unless otherwise indicated. Additional information about the Funds’ Trustees and officers is included in the Statement of Additional Information and is available without charge, upon request by calling 1-877-71-APPLE or on the Fund’s website appletonfunds.com/filings.

INDEPENDENT TRUSTEES*

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

Jack W. Aber, PhD 51 Columbia Street Brookline MA 02446-2407 Born: 1937	Trustee (since 2000)	Professor Emeritus, Boston University School of Management (since 2012); Professor, Boston University School of Management (1972 to 2012)	1
Trustee, The Managers Funds (6 portfolios), Managers Trust I (12 portfolios), Managers Trust II (5 portfolios) and Managers AMG Funds (16 portfolios) (each since 1999); Trustee, Aston Funds (23 portfolios) (2010 to 2013); Director, Third Avenue Trust (5 portfolios) and Third Avenue Variable Series Trust (each since 2002).

John M. Cornish, Esq. c/o Choate Hall & Stewart LLP 2 International Place Boston, MA 02110 Born: 1947	Trustee (since 2000)	Partner, Choate Hall & Stewart (since 1985)	1	None.

Grady B. Hedgespeth c/o Small Business Administration 409 Third Street SW, Suite 8112 Washington, DC 20003 Born: 1955	Trustee (since 2000)	Director, Financial Assistance Small Business Administration (since 2007)	1	None.

INTERESTED TRUSTEES**

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

James I. Ladge, CFA Born: 1968	Trustee (since 2000); Treasurer (since 2003)	Senior Vice-President, COO Appleton Partners, Inc. (since 1993)	1	Director, Cambridge Appleton Trust, N.A. since 2005

Douglas C. Chamberlain, CFA Born: 1947	Trustee (since 2000)	President, CEO Appleton Partners, Inc. (since 1998)	1	Co-operator, Cambridge Savings Bank since 2005; Director, Cambridge Appleton Trust, N.A. since 2005

OFFICERS
Name and Year of Birth	Position with Trust and Length of Term	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years

Daniel T. Buckley, CFA Born: 1975	President (since 2014)	Vice President, Portfolio Manager and Senior Research Analyst, Appleton Partners (since 2005)

Michele D. Hubley Born: 1957	Secretary and Chief Compliance Officer (since 2004)	Senior Vice President & Chief Compliance Officer, Appleton Partners, Inc. (since 1995)

Brandon Sliga c/o U.S. Bancorp Fund Services, LLC 777 E. Wisconsin Ave, 4th Floor Milwaukee, WI 53202 Born: 1977	Assistant Secretary (since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2007)

*    “Independent Trustee” refers to a Trustee of the Trust who is not an interested person of the Trust as defined in the 1940 Act.
**  All Interested Trustees are such because of their interest in the investment adviser, as defined in the 1940 Act.

THE APPLETON FUNDS

PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

Categories of Information We Collect

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/ transfer agent to process your transactions. Our service provider/transfer agent does not disclose the information to any third parties, except as required or permitted by law.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Appleton Funds
One Post Office Square, Sixth Floor
Boston, Massachusetts 02109

Investment Adviser Appleton Partners, Inc. One Post Office Square, Sixth Floor Boston, Massachusetts 02109	Shareholder Services Nationwide: (Toll-Free) 877-71-APPLE

Distributor Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202	Trustees Jack W. Aber Douglas C. Chamberlain John M. Cornish Grady B. Hedgespeth James I. Ladge

Fund Administrator, Transfer Agent and Fund Accountant U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	Independent Registered Public Accounting Firm Ernst & Young LLP 1900 Scripps Center 312 Walnut Street Cincinnati, Ohio 45202

Custodian U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Legal Counsel Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C One Financial Center Boston, Massachusetts 02411

Item 2.  Code of Ethics.

Not applicable for semi annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi annual reports.

Item 5.  Audit Committee of Listed Companies.

Not applicable for semi annual reports.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi annual reports.

(a)(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)(1)	Certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Appleton Funds

By:           /s/ Daniel T. Buckley
-------------------------
Daniel T. Buckley
President
September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Daniel T. Buckley
-------------------------
Daniel T. Buckley
President
September 3, 2014

By:           /s/ James I. Ladge
-------------------------
James I. Ladge
Treasurer
September 3, 2014